UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 6, 2004

THE OHIO ART COMPANY

(Exact name of registrant as specified in its charter)

Ohio	0-4479	34-4319140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 111, Bryan, OH		43506
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (419) 636-3141

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

The Ohio Art Company today issued a press release announcing operating results for the three and nine months ended October 31, 2004.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Exhibits

99.1                           Press release dated December 6, 2004, regarding operating results for the third quarter and first nine months of fiscal 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE OHIO ART COMPANY

		By:	/s/ Jerry D. Kneipp
			Name:	Jerry D. Kneipp
			Title:	Chief Financial Officer
Date:	December 6, 2004